FORM 8-K

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Date of Report (date of earliest event reported) June 16, 2010

Commission File No. 0-29373

Seychelle Environmental Technologies, Inc.
(Exact Name of registrant as specified in its charter)

Nevada	33-6159915
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)

32963 Calle Perfecto
San Juan Capistrano, California	92675
(Address of principal executive offices)	(zip code)

(949) 234-1999
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

 References in this document to "us," "we," “Seychelle” or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our wholly-owned subsidiary, Seychelle Water Technologies, Inc., also a Nevada corporation.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i)
On June 16, 2010, our Board of Directors voted to dismiss our independent registered public accounting firm, GBH CPAs, PC, of Houston, Texas and to replace them with Windes & McClaughry Accountancy Corporation (Windes & McClaughry), of Irvine, California.  As of that date, Windes & McClaughry formally accepted us as a client for the audit of our consolidated financial statements for the fiscal year ending February 28, 2011 which will be included in our fiscal 2011 annual report to be reported on Form 10-K. GBH CPAs, PC has previously rendered opinions on our consolidated financial statements for the fiscal year ended February 28, 2010 and our consolidated financial statements for the fiscal year ended February 28, 2009.

(ii)	The dismissal of GBH CPAs, PC was approved by our Board of Directors.

(iii)
During the period through June 16, 2010, there were no disagreements between us and GBH CPAs, PC with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of GBH CPAs, PC would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, other than the restatement of our fiscal 2009 consolidated financial statements to correct certain errors as discussed in our Form 10-K for the fiscal year ended February 28, 2010, there were no reports of GBH CPAs, PC which contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

(iv)	During the fiscal year ended February 28, 2010 and through June 16, 2010 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished GBH CPAs, PC with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  The Company also requested that GBH CPAs, PC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter furnished by GBH CPAs, PC in response to that request dated June 16, 2010, is filed as Exhibit 16.4 to this Report on Form 8-K.

We have authorized GBH CPAs, PC to respond fully to inquiries of Windes & McClaughry concerning our consolidated financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged Windes & McClaughry as our new independent registered public accounting firm as of June 16, 2010.  Windes & McClaughry rendered an opinion on our February 29, 2008 financial statements, which was included in our Form 10-K for the fiscal year ended February 29, 2008. However, during the two most recent fiscal years and through June 16, 2010, the Company has not consulted with Windes & McClaughry regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Windes & McClaughry that Windes & McClaughry concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit	Description

16.4	Letter from GBH CPAs, PC to the Securities and Exchange Commission dated June 16, 2010.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: June 16, 2010	By:	/s/ Carl Palmer
Carl Palmer
President